Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form  S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form  S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Employee Stock Purchase Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form  S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ James B. Wigdale

James B. Wigdale

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Corporation’s 2009 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration on Form S-8 (the “Form S-8”) relating to the 2009 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form  S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of April, 2009.

/s/ James B. Wigdale

James B. Wigdale